EXHIBIT 4.2

EXHIBIT 4.2 . ZQ|CERT#| COY|CLS| RGSTRY| ACCT#| TRANSTYPE| RUN#| TRANS# COMMON STOCK COMMON STOCK PAR VALUE $0.001 THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX Certificate Number ZQ00000000 shares * * 000000 ****************** * * * 000000 ***************** **** 000000 **************** ***** 000000 *************** ****** 000000 ************** PIERIS PHARMACEUTICALS, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA THIS CERTIFIES THAT is the owner of ** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. MR. Alexander David SAMPLE Sample **** Mr. Alexander David &Sample MRS. **** Mr. Alexander SAMPLE David Sample **** Mr. Alexander & David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander MR. David Sample SAMPLE **** Mr. Alexander David Sample **** &Mr. Alexander MRS. David Sample SAMPLE **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample **000000** shares **** 000000** shares **** 000000** shares **** 000000** shares ****000000** shares ****000000** shares ****000000** shares **** 000000** shares *** *000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 0 00000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 00 *** ZERO HUNDRED THOUSAND 0000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000 000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 0000 00** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares **** 000000** shares ****000000** shares ****000000** shares ****00000 0** shares ****000000** shares ****000000** shares ****000000** shares ****000000** shares ****000000** shares ****000000** shares ****000000** shares ****000000 ZERO HUNDRED AND ZERO*** ** shares ****000000** shares ****000000** shares ****000000** shares ****000000** shares ****000000** shares ****000000** shares ****000000** shares ****000000* * shares ****000000** shares ****000000** shares ****000000** shares ****000000** shares ****000000** shares ****000000** shares ****000000** shares ****000000** shares ****000000** shares ****000000** shares ****000000** shares ****000000** shares ****000000** shares ****000000** shares ****000000** shares ****000000**S CUSIP 720795 10 3 SEE REVERSE FOR CERTAIN DEFINITIONS shares of Pieris Pharmaceuticals, Inc. Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. President Treasurer DATED DD-MMM-YYYY COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR, By AUTHORIZED SIGNATURE CUSIP XXXXXX XX X Holder ID XXXXXXXXXX Insurance Value 00.1,000,000 Number of shares 123456 DTC 12345678901234512345678 PO BOX 43004, Providence, RI 02940-3004 Certificate Numbers Num/No Denom. Total. MR A SAMPLE 1234567890/1234567890 111 DESIGNATION (IF ANY) 1234567890/1234567890 222 ADD 1 ADD 2 1234567890/1234567890 333 1234567890/1234567890 444 ADD 3 ADD 4 1234567890/1234567890 555 1234567890/1234567890 666 Total Transaction 7

. PIERIS PHARMACEUTICALS, INC. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM—as tenants in common UNIF GIFT MIN ACT -Custodian (Cust) (Minor) TEN ENT—as tenants by the entireties under Uniform Gifts to Minors Act (State) JT TEN—as joint tenants with right of survivorship UNIF TRF MIN ACT—Custodian (until age) and not as tenants in common (Cust) under Uniform Transfers to Minors Act (Minor) (State) Additional abbreviations may also be used though not in the above list. NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received, hereby sell, assign and transfer unto (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. Dated: 20 Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.